UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

May 6, 2017

Date of report (Date of earliest event reported)

Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Poor Farm Road Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant’s telephone number, including area code (609) 683-1880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition

On May 8, 2017, Agile Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2017 and an update on the Company’s operations for the same period.   The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On May 6, 2017, the Company announced the presentation of additional results of its Phase 3 SECURE clinical trial of its investigational low-dose combination hormone contraceptive patch, Twirla® (AG200-15). Anita Nelson, MD, Professor and Chair of Obstetrics and Gynecology at the College of Osteopathic Medicine of the Pacific, presented a summary of SECURE clinical trial results, which included new data on the bleeding profile of clinical trial subjects during a poster presentation at the 2017 Annual Clinical and Scientific Meeting of the American Congress of Obstetricians and Gynecologists (ACOG) in San Diego, California.

Dr. Nelson presented a summary of efficacy and safety results from the Company’s SECURE clinical trial, which were previously reported in January 2017. The poster presentation also reported analyses on the bleeding profile, which demonstrated that unscheduled bleeding/spotting days per month decreased from a mean of 3.1 days in Cycle 1 to 1.6 days in Cycle 13. In addition, scheduled bleeding/spotting remained consistent during all cycles, with a reported mean of 3.1 to 3.7 days per month. Dr. Nelson also discussed the role of study designs and populations in contraceptive clinical trials.

Copies of the Company’s press release and poster presentation are attached hereto as Exhibit 99.2 and 99.3, respectively, and are hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Agile Therapeutics, Inc. Press Release dated May 8, 2017.
99.2	Agile Therapeutics, Inc. Press Release dated May 6, 2017.
99.3	Agile Therapeutics, Inc. Poster Presentation dated May 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: May 8, 2017	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Agile Therapeutics, Inc. dated May 8, 2017.
99.2	Agile Therapeutics, Inc. Press Release dated May 6, 2017.
99.3	Agile Therapeutics, Inc. Poster Presentation dated May 6, 2017